                                                                    EXHIBIT 10.2

                                  LETTER WAIVER

                                             Dated as of June 29, 2005

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement referred to below and to Citicorp USA, Inc., as agent
   (the "Administrative Agent") for the Lenders

Ladies and Gentlemen:

            We refer to the Amended and Restated Credit Agreement dated as of May 6, 2003, as amended by Amendment No. 1 dated as of August 27, 2003, Amendment No. 2 dated as of September 25, 2003 and Amendment No. 3 and Waiver dated as of August 5, 2004 (such Amended and Restated Credit Agreement, as so amended, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

            The Borrower has requested, and subject to the terms and conditions hereinafter set forth, the Required Lenders hereby agree, to waive the requirements under (i) Section 5.03(a) of the Credit Agreement that the Borrower maintain an Interest Coverage Ratio of not less than 2.50:1 and (ii) Section 5.03(b) of the Credit Agreement that the Borrower maintain a Borrowed Debt/Adjusted EBITDA Ratio of not more than 4.50:1, in each case solely in respect of the fiscal quarter commencing on April 1, 2005 through June 30, 2005 and in each case for all purposes under the Credit Agreement and the other Loan Documents.

            This Letter Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Waiver. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

            The Credit Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except, in each case, to the extent expressly provided herein.

            If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning two counterparts of this Letter Waiver to Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 Attention: Asher Richelli (Fax: 212-848-8165).

            This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

            This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                 Very truly yours,

                                                 POLYONE CORPORATION

                                                 By ___________________________
                                                    Title:

Agreed as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent and as Lender

By _______________________________________
   Title:

NATIONAL CITY BANK,
as Issuing Bank and as Lender

By _______________________________________
   Title:

NATIONAL CITY BUSINESS CREDIT, INC.,
as Lender

By _______________________________________
   Title:

KEYBANK NATIONAL ASSOCIATION, as Lender

By _______________________________________
   Title:

                                        3